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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Edson J. Rood, hereby certify that to my knowledge, the quarterly report on Form 10-Q/A for the quarter ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of BioLase Technology, Inc.


Dated: September 16, 2003                    /s/ EDSON J. ROOD
                                             --------------------------
                                             Edson J. Rood
                                             Chief Financial Officer